UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 22, 2019
Date of Report
(Date of earliest event reported)
 _________________________
AMAZON.COM, INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-22513	91-1646860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Terry Avenue North, Seattle, Washington 98109-5210
(Address of principal executive offices, including Zip Code)
(206) 266-1000
(Registrant’s telephone number, including area code)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMZN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.	3

SIGNATURES	5

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 22, 2019, Amazon.com, Inc. (the “Company”) held its Annual Meeting of Shareholders.
The following nominees were elected as directors, each to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified, by the vote set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey P. Bezos	336,141,374	4,115,554	1,746,464	85,151,704
Rosalind G. Brewer	340,841,813	669,988	491,591	85,151,704
Jamie S. Gorelick	335,964,457	5,528,240	510,695	85,151,704
Daniel P. Huttenlocher	340,171,058	1,300,604	531,730	85,151,704
Judith A. McGrath	338,217,156	3,293,333	492,903	85,151,704
Indra K. Nooyi	340,786,923	726,797	489,672	85,151,704
Jonathan J. Rubinstein	339,494,236	1,982,952	526,204	85,151,704
Thomas O. Ryder	316,598,438	24,865,785	539,169	85,151,704
Patricia Q. Stonesifer	336,229,919	5,282,445	491,028	85,151,704
Wendell P. Weeks	281,313,364	60,136,918	553,110	85,151,704
The appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2019 was ratified by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
418,451,832	7,841,460	861,804	—
The compensation of our named executive officers as disclosed in the proxy statement was approved in an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
333,203,698	8,042,797	756,897	85,151,704
A shareholder proposal requesting an annual report on management of food waste was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
87,329,530	249,904,557	4,769,305	85,151,704
A shareholder proposal requesting a reduction in the ownership threshold for calling special shareholder meetings was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
120,657,881	220,494,576	850,935	85,151,704
A shareholder proposal requesting a ban on government use of certain technologies was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
8,272,638	328,206,303	5,524,451	85,151,704

A shareholder proposal requesting a report on the impact of government use of certain technologies was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
94,208,150	239,591,730	8,203,512	85,151,704
A shareholder proposal requesting a report on certain products was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
92,057,511	246,944,049	3,001,832	85,151,704
A shareholder proposal requesting an independent board chair policy was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
82,323,835	248,907,842	10,771,715	85,151,704
A shareholder proposal requesting a report on certain employment policies was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
111,862,346	223,768,797	6,372,249	85,151,704
A shareholder proposal requesting a report on climate change topics was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
101,746,415	227,595,462	12,661,515	85,151,704
A shareholder proposal requesting a board ideology disclosure policy was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
9,107,139	330,667,051	2,229,102	85,151,704
A shareholder proposal requesting changes to the Company’s gender pay reporting was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
88,345,337	241,595,028	12,063,027	85,151,704
A shareholder proposal requesting a report on integrating certain metrics into executive compensation was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
64,988,902	274,689,747	2,324,743	85,151,704
A shareholder proposal regarding vote-counting practices for shareholder proposals was not approved, as set forth below:

For	Against	Abstain	Broker Non-Votes
16,226,186	324,872,785	904,421	85,151,704

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ David A. Zapolsky
David A. Zapolsky
Senior Vice President

Dated: May 24, 2019

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